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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 14, 2000






                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                     0-21587                 61-1308435
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                              2300 Resource Drive
                          Birmingham, Alabama  35242
                   (Address of principal executive offices)


                                (205) 981-2800
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

On April 3, 2000, PJ America, Inc., a Delaware Corporation (the "Company") announced First Quarter 2000 sales results. The Company also reported that it expected to report First quarter earnings at the low end of the range previously disclosed.


Exhibit No.    Description of Exhibit
-----------    ----------------------
    99         PJ America, Inc.  Press Release dated April 3, 2000 announcing
               First quarter Sales results and other information.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PJ AMERICA, INC.



Date:  April 14, 2000                  By /s/ D. Ross Davison
                                         ------------------------------------
                                              D. Ross Davison
                                              Vice President Administration,
                                              Chief Financial Officer
                                              And Treasurer (Principal
                                              Financial Officer)